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                                                                    EXHIBIT 10.9

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                               SECURITY AGREEMENT

                                     between

                    TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               as COLLATERAL AGENT

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                          Dated as of February 4, 2004
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                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of February 4, 2004, made by Town Sports International Holdings, Inc., a Delaware corporation (the "Assignor"), in favor of Deutsche Bank Trust Company Americas, as collateral agent (together with any successor collateral agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

                  WHEREAS, Town Sports International, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders") and Deutsche Bank Trust Company Americas, as administrative agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of April 16, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Collateral Agent are herein called the "Lender Creditors");

                  WHEREAS, the Borrower and/or one or more of its Subsidiaries may have entered into, or may at any time and from time to time after the date hereof enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to the Holdco Guaranty, the Assignor has guaranteed the payment and performance when due of all Guaranteed Obligations as described therein;

                  WHEREAS, it is a condition precedent to the First Amendment Effective Date that the Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, the Assignor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into by the Borrower and/or one or more of its Subsidiaries of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding recital;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

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                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, the Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, in each case for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of the Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of the Assignor, or in which or to which the Assignor has any rights, in each case whether now existing or hereafter from time to time acquired existing or hereafter from time to time acquired existing or hereafter from time to time acquired:

                  (i)      each and every Account;

                  (ii)     all cash;

                  (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

                  (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

                  (v) all Commercial Tort Claims (including all Commercial Tort Claims described in Annex H hereto);

                  (vi) all computer programs of the Assignor and all intellectual property rights therein and all other proprietary information of the Assignor, including but not limited to Domain Names and Trade Secret Rights;

                  (vii) all Contracts, together with all Contract Rights arising thereunder;

                  (viii)   all Copyrights;

                  (ix)     all Equipment;

                  (x) all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by the Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

                  (xi)     all Documents;

                  (xii)    all General Intangibles;

                  (xiii)   all Goods;

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                  (xiv)    all Instruments;

                  (xv)     all Inventory;

                  (xvi)    all Investment Property;

                  (xvii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

                  (xviii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Assignor symbolized by the Marks;

                  (xix)    all Patents;

                  (xx)     all Permits;

                  (xxi) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

                  (xxii)   all Supporting Obligations; and

                  (xxiii) all Proceeds and products of any and all of the foregoing (all of the above, including this clause (xxiii), the "Collateral").

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which the Assignor may acquire, or with respect to which the Assignor may obtain rights, at any time during the term of this Agreement.

                  1.2 Power of Attorney. The Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to the Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

The Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

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                  2.1 Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by the Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates (or upon such filings will create) a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the UCC as enacted in any relevant jurisdiction and by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

                  2.2 No Liens. The Assignor is, and as to all Collateral acquired by it from time to time after the date hereof the Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and the Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, the Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignor or in connection with Permitted Liens.

                  2.4 Chief Executive Office, Record Locations. The chief executive office of the Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for the Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of the Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for the Assignor.

                  2.5 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by the Assignor is located at one of the locations shown on Annex B hereto for the Assignor.

                  2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. As of the date hereof, the exact legal name of the Assignor, the type of organization of the Assignor, whether or not the Assignor is a Registered Organization, the jurisdiction of organization of the Assignor, the Assignor's Location, the

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organizational identification number (if any) of the Assignor, and whether or not the Assignor is a Transmitting Utility, is listed on Annex C hereto for the Assignor. The Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that listed on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) the Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not more than 15 days' written notice after each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for the Assignor, and (ii) in connection with such respective change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that the Assignor does not have an organizational identification number on the date hereof and later obtains one, the Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

                  2.7 Trade Names; etc. The Assignor does not have nor does it operate in any jurisdiction under, nor in the preceding five years has it had or operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for the Assignor. The Assignor may assume or operate in any jurisdiction under any new trade, fictitious or other name if (i) it shall have given to the Collateral Agent not more than 15 days' written notice after any such assumption or operation, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.8 Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into the Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, the Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with the Assignor, or was liquidated into or transferred all or substantially all of its assets to the Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect

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to any Person described above (or the assets transferred to the Assignor by such
Person), including, without limitation, pursuant to Section 9-316(a)(3) of the UCC.

                  2.9 Non-UCC Property. The aggregate fair market value (as determined by the Assignor in good faith) of all property of the Assignor of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC does not exceed $500,000. If the aggregate value of all such property at any time owned by the Assignor exceeds $500,000, the Assignor shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignor shall promptly (and in any event within 30 days) take such actions (at its own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

                  2.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, the Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement the Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, the Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

                  2.11 Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee, the Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its reasonable best efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the Assignor. The Collateral Agent agrees with the Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Assignor with respect to any such bailee.

                                   ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
             INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

                  3.1 Additional Representations and Warranties. As of the time when each of its Accounts arises, the Assignor shall be deemed to have represented and warranted that each such Account, and all original records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of the Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for

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general accounting purposes), (iii) will, to the knowledge of the Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  3.2 Maintenance of Records. The Assignor will keep and maintain at its own cost and expense accurate records in all material respects of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Assignor will make the same available on the Assignor's premises to the Collateral Agent for inspection as otherwise permitted by the terms of the respective Secured Debt Agreements. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, the Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by the Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, the Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of the Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs the Assignor, the Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as the Assignor. Without notice to or assent by the Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by the Assignor or the Collateral Agent, shall be borne by the Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the Assignor, provided that (x) the failure by the Collateral Agent to so notify the Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 10.05 of the Credit Agreement has occurred and is continuing.

                  3.4 Modification of Terms; etc. Except in accordance with the Assignor's ordinary course of business or as is consistent with reasonable business judgment or as permitted by Section 3.5 hereof, the Assignor shall not rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material

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adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent. The Assignor will not do anything to impair the rights of the Collateral Agent in the Accounts or Contracts.

                  3.5 Collection. The Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, the Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Assignor finds appropriate in accordance with reasonable business judgment, and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which the Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the Assignor or the Collateral Agent, shall be borne by the Assignor.

                  3.6 Instruments. If the Assignor owns or acquires any Instrument in excess of $500,000 constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), the Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                  3.7 Assignor Remains Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignor shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of the Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.8 Assignor Remains Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignor shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all

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in accordance with and pursuant to the terms and provisions of each Contract.
Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of the Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.9 Deposit Accounts; etc. (a) The Assignor does not maintain, nor at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F-1 hereto accurately sets forth, as of the date of this Agreement, for the Assignor, each Deposit Account maintained by the Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account. For each Deposit Account listed on Annex F-2 hereto, the Assignor shall use its commercially reasonable efforts to cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, within 30 days after the date of this Agreement or, if later, at the time of the establishment of the respective Deposit Account, a "control agreement" in the form of Annex G hereto (appropriately completed), with such changes thereto, or other forms requested by any such bank, in either case as may be acceptable to the Collateral Agent; provided, however, the provisions of this sentence shall not apply to any Deposit Account maintained with Deutsche Bank Trust Company Americas (whether in its capacity as Collateral Agent or in its individual capacity) in which it otherwise has "control" over within the meaning of Section 9-104 of the UCC. Except as otherwise provided in the proviso to the immediately preceding sentence, if any bank with which a Deposit Account listed on Annex F-2 hereto refuses to, or does not, enter into such a "control agreement", then, at the request of the Collateral Agent or the Required Lenders, the Assignor shall promptly close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Deposit Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account listed on Annex F-2 hereto refuses to subordinate all its claims with respect to such Deposit Account to the Collateral Agent's security interest therein on terms satisfactory to the Collateral Agent, then the Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a "control agreement" without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within 30 days after notice from the Collateral Agent) in accordance with the requirements of the immediately preceding sentence.

                  (b) After the date of this Agreement, the Assignor shall not establish any new demand, time, savings, passbook or similar account, except for Deposit Accounts established and maintained with banks and meeting the requirements of the first sentence of preceding clause (a).

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                  (c)      The Assignor, the Collateral Agent and Deutsche Bank
Trust Company Americas in its individual capacity hereby agree that after the occurrence and during the continuance of any Event of Default, Deutsche Bank Trust Company Americas in its individual capacity shall only honor instructions from the Collateral Agent with respect to Deposit Accounts maintained with Deutsche Bank Trust Company Americas following a notice from the Collateral Agent indicating that it is exercising control over any such Deposit Account without the consent of any other Person (including without the consent of the Assignor).

                  3.10 Letter-of-Credit Rights. If the Assignor is at any time a beneficiary under a letter of credit with a stated amount of $500,000 or more, the Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, the Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

                  3.11 Commercial Tort Claims. All Commercial Tort Claims of, and known to, the Assignor as of the date of this Agreement are described in Annex H hereto. If the Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $1,000,000 or more, the Assignor shall promptly notify the Collateral Agent thereof in a writing signed by the Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

                  3.12 Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, the Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by the Assignor. Furthermore, if requested by the Collateral Agent, the Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. The Assignor will promptly (and in any event within 10 days) following any request by the Collateral Agent, deliver all of its Tangible Chattel Paper to the Collateral Agent.

                  3.13 Further Actions. The Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

            SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

                  4.1 Additional Representations and Warranties. The Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks and Domain Names listed in Annex I hereto for the Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office and all Domain Names that the Assignor owns or uses in connection with its business as of the date hereof. The Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks and Domain Names that are necessary for the conduct of its business. The Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of the Assignor's present or contemplated business operations infringe or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications and Domain Name registrations listed in Annex I hereto and that said registrations are valid, subsisting, have not been canceled and that the Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications will not mature into registrations. The Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

                  4.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, the Assignor hereby agrees not to divest itself of any Mark or Domain Name.

                  4.3 Infringements. The Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who the Assignor believes is, or may be, infringing or diluting or otherwise violating any of the Assignor's rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that the Assignor's use of any Mark or Domain Name material to the Assignor's business violates in any material respect any property right of that party. The Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

                  4.4 Preservation of Marks and Domain Names. The Assignor agrees to use its Marks and Domain Names which are material to the Assignor's business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

                  4.5 Maintenance of Registration. The Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by the Assignor in its reasonable business judgment to be no longer prudent to pursue).

                  4.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to the Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by the Assignor, at the end of the calendar quarter in which such certificate or similar indicia of ownership was received, the Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of the Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  4.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of the Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of the Assignor's business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of the Assignor in connection with which the Marks or Domain Names have been used; and
(iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and the Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark application in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

                                    ARTICLE V

       SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

                  5.1 Additional Representations and Warranties. The Assignor represents and warrants that it is the true and lawful owner of (i) all rights in (x) the Patents listed in Annex J hereto for the Assignor and that said Patents include all the United States patents and applications for United States patents that the Assignor owns as of the date hereof and (y) the Copyrights listed in Annex K hereto for the Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that the Assignor owns as of the date hereof and (ii) all rights in, or otherwise has the right to use, all Trade Secrets and proprietary information necessary to operate the business of the Assignor ("Trade Secret Rights"). The Assignor further warrants that it has no knowledge of any third party claim that any aspect of the Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or the Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

                  5.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, the Assignor hereby agrees not to divest itself of any right under any Patent or Copyright.

                  5.3 Infringements. The Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to the Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of the Assignor's rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  5.4 Maintenance of Patents or Copyrights. At its own expense, the Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights which are no longer used or are deemed by the Assignor in its reasonable business judgment to no longer be useful in its business or operations).

                  5.5 Prosecution of Patent or Copyright Applications. At its own expense, the Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex J hereto and (ii) Copyrights listed on Annex K hereto, in each case for the Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications deemed by the Assignor in its reasonable business judgment to be no longer prudent to pursue), absent written consent of the Collateral Agent.

                  5.6 Other Patents and Copyrights. At the end of each calendar quarter following the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of the Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex M or N hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  5.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of the Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and the Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1 Protection of Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements, the Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. The Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at the Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by the Assignor or applied by the Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. The Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Assignor.

                  6.2 Warehouse Receipts Non-Negotiable. To the extent practicable, the Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, the Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

                  6.3 Additional Information. The Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including with reasonable specificity and in summary form, the identity of the Collateral or such components thereof as may have been reasonably requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be reasonably requested by the Collateral Agent. Without limiting the foregoing, the Assignor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

                  6.4 Further Actions. The Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.5 Financing Statements. The Assignor agrees to authorize and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. The Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. The Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of the Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of the Assignor).

                                   ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

                  7.1 Remedies; Obtaining the Collateral Upon Default. The Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Assignor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of the Assignor in respect of such Collateral;

                  (iii) instruct all depository banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account in accordance with the terms of the respective control agreement (including by issuing a "Notice of Exclusive Control" in accordance with the terms thereof);

                  (iv) withdraw all monies, securities and instruments in the Cash Collateral Account and/or in any other Deposit Account maintained with the Collateral Agent (whether or not such Deposit Accounts are maintained with the Collateral Agent in its capacity as such) for application to the Obligations in accordance with Section 7.4 hereof;

                  (v) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                  (vi) take possession of the Collateral or any part thereof, by directing the Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event the Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section
                  7.2 hereof; and

                           (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

                  (vii) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

                  (viii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

                  (ix) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that the Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

                  7.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the Assignor which the Collateral Agent shall determine to be commercially reasonable. Any disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Assignor or any nominee of the Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this
Section 7.2 without accountability to the Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Collateral Agent need give the Assignor only such notice of disposition as shall be reasonably practicable in view of such applicable law. The Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Assignor's expense.

                  7.3 Waiver of Claims. Except as otherwise provided in this Agreement, THE ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and the Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

                  (ii) except as otherwise expressly provided in this Agreement, all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

                  7.4 Application of Proceeds. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral (and, to the extent the Holdco Pledge Agreement requires proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement, all monies collected by the Pledgee under the Holdco Pledge Agreement upon any sale or other disposition of the collateral thereunder), together with all other moneys received by the Collateral Agent hereunder and under the Holdco Pledge Agreement, shall be applied as follows:

                  (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of such amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of such amount remaining to be distributed; and

                  (iv) fourth, to the extent proceeds remain after the application pursuant to preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the Assignor or to whomever may be lawfully entitled to receive such surplus.

         (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings, all contingent reimbursement obligations equal to the Stated Amount of all outstanding Letters of Credit and all Fees and (ii) in the case of the Other Obligations, all amounts due under each Interest Rate Protection Agreement and each Other Hedging Agreement with an Other Creditor (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor entitled to distribution and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

                  (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

                  (g) This Agreement is made with full recourse to the Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith. It is understood that the Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations of the Assignor.

                  7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on the Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

                  8.1 Indemnity. (a) Without limiting the provisions of the other Secured Debt Agreements, the Assignor agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor (in its capacity as such) and their respective successors, assigns, employees, affiliates, advisors and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). The Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a) hereof, the Assignor agrees to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in all applicable public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c)      Without limiting the application of Section 8.1(a) or
(b) hereof, the Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignor in this Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

                  (d) If and to the extent that the obligations of the Assignor under this Section 8.1 are unenforceable for any reason, the Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements entered into with the Other Creditors and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Account" shall mean any "account" as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of,
(ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or
(viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

                  "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

                  "Agreement" shall mean this Security Agreement as the same may be amended, modified or supplemented from time to time in accordance with its terms.

                  "As-Extracted Collateral" shall mean "as-extracted collateral" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrower" shall have the meaning provided in the recitals of this Agreement.

                  "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

                  "Chattel Paper" shall mean "chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

                  "Class" shall have the meaning provided in Section 10.2 of this Agreement.

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Contract Rights" shall mean all rights of the Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

                  "Contracts" shall mean all contracts between the Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

                  "Copyrights" shall mean any United States or foreign copyright now or hereafter owned by the Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Assignor.

                  "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

                  "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Deposit Accounts" shall mean all "deposit accounts" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Documents" shall mean "documents" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Assignor now or hereafter has any right, title or interest.

                  "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment" as such term is defined in the UCC as in effect on the date hereof in the State of New York now or hereafter owned by the Assignor, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default (or similar term) under, and as defined in, the Credit Agreement and any Interest Rate Protection Agreement or Other Hedging Agreement entered into with an Other Creditor and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "General Intangibles" shall mean "general intangibles" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Goods" shall mean "goods" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Health-Care-Insurance Receivable" shall mean any "health-care-insurance receivable" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

                  "Instrument" shall mean "instruments" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from the Assignor's customers, and shall specifically include all "inventory" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Investment Property" shall mean "investment property" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Lenders" shall have the meaning provided in the recitals of this Agreement.

                  "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Location" of the Assignor, shall mean the Assignor's "location" as determined pursuant to Section 9-307 of the UCC.

                  "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Assignor.

                  "Material Adverse Effect" shall have the meaning provided in the Holdco Guaranty.

                  "Obligations" shall mean and include, as to the Assignor, all of the following:

                  (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations (both actual and contingent) under Letters of Credit, fees, cost and indemnities (including, in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) of the Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which the Assignor is a party (including, without limitation, all such obligations, liabilities and indebtedness of the Assignor under the Holdco Guaranty) and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by the Assignor to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising (including, without limitation, all obligations, liabilities and indebtedness of the Assignor under the Holdco Guaranty in respect of the Interest Rate Protection Agreements and Other Hedging Agreements), and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement;

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Patents" shall mean any United States or foreign patent in or to which the Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Assignor.

                  "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

                  "Permitted Liens" shall mean (x) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles and (y) Liens created pursuant to the Holdco Pledge Agreement and this Agreement.

                  "Primary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

                  "Proceeds" shall mean all "proceeds" as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or the Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Registered Organization" shall have the meaning provided in the UCC as in effect in the State of New York.

                  "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

                  "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding (other than contingent indemnity obligations that are not then due and payable) or any Revolving Loan Commitments or Letters of Credit under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full in cash (other than contingent indemnity obligations that are not then due and payable) and all Revolving Loan Commitments or Letters of Credit under the Credit Agreement have been terminated, the holders of a majority of the Other Obligations.

                  "Requisite Creditors" shall have the meaning provided in
Section 10.2 of this Agreement.

                  "Secondary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Secured Debt Agreements" shall mean and include (i) this Agreement and the other Credit Documents and (ii) the Interest Rate Protection Agreements and Other Hedging Agreements entered into with an Other Creditor.

                  "Software" shall mean "software" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor, or in which the Assignor has any rights, and, in any event, shall include, but shall not be limited to, all of the Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

                  "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

                  "Timber-to-be-Cut" shall mean "timber-to-be-cut" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Trade Secret Rights" shall have the meaning provided in
Section 5.1 of this Agreement.

                  "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Assignor worldwide whether written or not.

                  "Transmitting Utility" shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                   ARTICLE X

                                 MISCELLANEOUS

                  10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or the Assignor shall not be effective until received by the Collateral Agent or the Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to the Assignor, at:

                           888 Seventh Avenue
                           25th Floor
                           New York, New York  10106
                           Attention: Richard Pyle
                           Telephone No.:  (212) 246-6700
                           Telecopier No.: (212) 664-8906

                  (b)      if to the Collateral Agent, at:

                           60 Wall Street
                           New York, New York  10005
                           Attention: Carin Keegan
                           Telephone No.:  (212) 250-6083
                           Telecopier No.: (212) 250-5690

                  (c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.12 hereof, none of the terms and conditions of this Agreement or the Holdco Pledge Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, (i) that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class, and (ii) supplements to the Annexes hereto and to the Holdco Pledge Agreement may be made without the consent of any Secured Creditor, other than the Collateral Agent, as provided herein or therein. For the purpose of this Agreement and the Holdco Pledge Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

                  10.3 Obligations Absolute. The obligations of the Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement;

or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not the Assignor shall have notice or knowledge of any of the foregoing.

                  10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section
10.8 hereof, (ii) be binding upon the Assignor, its successors and assigns; provided, however, that the Assignor shall not assign any of its rights or obligations hereunder or under the other Credit Documents without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER THE ASSIGNOR. THE ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY

ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ASSIGNOR IN ANY OTHER JURISDICTION.

                  (b) THE ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  10.7 Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that, prior to the Termination Date, the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and, except as otherwise provided in Section 10.11 hereof, the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral.

                  10.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the Assignor, will promptly execute and deliver to the Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Loan Commitment under the Credit Agreement has been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditor have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all other Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party or a Subsidiary thereof) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Revolving Loan Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by the Secured Debt Agreements or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or other disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreements, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of the Assignor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that the Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), the Assignor shall deliver to the Collateral Agent a certificate signed by a senior officer of the Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b).

                  (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 10.8.

                  10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

                  10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this

Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                             TOWN SPORTS INTERNATIONAL
                                             HOLDINGS, INC., as Assignor

                                             By: /s/ Richard Pyle
                                                 __________________________
                                                 Name:  Richard Pyle
                                                 Title: Chief Financial Officer

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Collateral Agent

By: /s/ Diane F. Rolfe
    _______________________________
    Name:  Diane F. Rolfe
    Title: Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, in its individual capacity
for purposes of Section 3.9(c)

By: /s/ Scottye Lindsey
    _______________________________
    Name:  Scottye Lindsey
    Title: Vice President

                                                                         ANNEX A
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICE

Name of Assignor                                   Address(es) of Chief Executive Office
----------------                                   -------------------------------------
Town Sports International Holdings, Inc.           888 Seventh Avenue
                                                   25th Floor
                                                   New York, NY 10106

                                                                         ANNEX B
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

Assignor                                                  Location
--------                                           --------------------
Town Sports International Holdings, Inc.           888 Seventh Avenue
                                                   25th Floor
                                                   New York, NY 10106

                                                                         ANNEX C
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                           Type of Organization
                           (or, if the Assignor   Registered
Exact Legal Name of Each   is an Individual, so  Organization?  Jurisdiction of       Assignor's Location (for
      Assignor                   indicate)         (Yes/No)       Organization   purposes of NY UCC Section 9-307)
-------------------------  --------------------  -------------  ---------------  --------------------------------
Town Sports International       Corporation           Yes           Delaware                 Delaware
Holdings, Inc.

                             Assignor's Organization    Transmitting
                              Identification Number       Utility?
                           (or, if none, so indicate)     (Yes/No)
                           --------------------------   ------------
                                     3754592                 No


                                                                         ANNEX D
                                                                              to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                                      None.

                                                                         ANNEX E
                                                                              to
                                                              SECURITY AGREEMENT

        DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN
              ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

                                      None

                                                                       ANNEX F-1
                                                                              to
                                                              SECURITY AGREEMENT

                          SCHEDULE OF DEPOSIT ACCOUNTS

ENTITY                     ACCOUNT         BANK #          BANK ABA #   TYPE OF ACCOUNT
Town Sports               00433666   Deutsche Bank Trust   021001033    Money Market Fund
International Holdings,              Company Americas
Inc.

Town Sports               00537641   Deutsche Bank Trust   021001033    Checking Account
International Holdings,              Company Americas
Inc.

                                                                       ANNEX F-2
                                                                              to
                                                              SECURITY AGREEMENT

                          SCHEDULE OF DEPOSIT ACCOUNTS
            FOR WHICH COMPANY WILL OBTAIN ACCOUNT CONTROL AGREEMENTS

                                      None.

                                                                         ANNEX G
                                                                              to
                                                              SECURITY AGREEMENT

              FORM OF CONTROL AGREEMENT REGARDING DEPOSIT ACCOUNTS

                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among the undersigned assignor (the "Assignor") Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"), and __________ (the "Deposit Account Bank"), as the bank (as defined in Section 9-102 of the Uniform Commercial Code as in effect on the date hereof in the State of _______________ (the "UCC")) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the "Deposit Accounts").

                              W I T N E S S E T H :

                  WHEREAS, the Assignor and the Collateral Agent have entered into a Security Agreement, dated as of February 4, 2004 (as amended, modified or supplemented from time to time, the "Security Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Assignor has granted a security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in all of the right, title and interest of the Assignor in and into any and all deposit accounts (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the "Collateral"); and

                  WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish "control" (as defined in Section 9-104 of the UCC) by the Collateral Agent in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Assignor's Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the Collateral Agent's prior written consent, close any Deposit Account. If the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent's exclusive control of the Deposit Accounts, which notice states that it is a "Notice of Exclusive Control" (a "Notice of Exclusive Control"), only the Collateral Agent shall be entitled to withdraw funds from the

                                                                         Annex G
                                                                          Page 2

Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

                  2. Collateral Agent's Right to Give Instructions as to Deposit Accounts. (a) Notwithstanding the foregoing or any separate agreement that the Assignor may have with the Deposit Account Bank, the Collateral Agent shall be entitled, for purposes of this Agreement, at any time concurrently with or following the delivery of a Notice of Exclusive Control to the Deposit Account Bank, to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without further consent from the Assignor. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

                  (b) It is understood and agreed that the Deposit Account Bank's duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts concurrently with or following the delivery of a Notice of Exclusive Control to the Deposit Account Bank, is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other Secured Debt Agreement (as defined in the Security Agreement), nor seek confirmation thereof from the Assignor or any other Person.

                  3. Assignor's Exculpation and Indemnification of Depository Bank. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, concurrently with or following the delivery of a Notice of Exclusive Control to the Deposit Account Bank, to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor's obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions. The Assignor further agrees to be responsible for the Deposit Account Bank's customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

                                                                         Annex G
                                                                          Page 3

                  4. Subordination of Security Interests; Deposit Account Bank's Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.

                  5. Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

                  (a) The Deposit Account Bank constitutes a "bank" (as defined in Section 9-102 of the UCC), that the jurisdiction (determined in accordance with Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be one or more States within the United States.

                  (b) The Deposit Account Bank shall not permit the Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a "deposit account" (as defined in Section 9-102 of the UCC).

                  (c) The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of ______________ govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank's "jurisdiction" for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is ___________________. The Deposit Account Bank will not, without the Collateral Agent's prior written consent, amend any such account agreement so that the Deposit Account Bank's jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a). All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

                  (d) The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

                                                                         Annex G
                                                                          Page 4

                  (e) On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

                  (f) Any items or funds received by the Deposit Account Bank for the Assignor's account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

                  6. Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent upon its request, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

                  7. Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

                  8. Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

                  9. Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

                           If to the Collateral Agent, at:

                           _____________________________

                           _____________________________

                           _____________________________

                           If to the Assignor, at:

                           _____________________________

                           _____________________________

                           _____________________________

                           If to the Deposit Account Bank, at:

                                                                         Annex G
                                                                          Page 5

                           _____________________________

                           _____________________________

                           _____________________________

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

                  (b) Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

                  10. Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

                  11. Binding Agreement. This Agreement shall bind the parties hereto and their successors and assigns and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

                  12. Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Assignor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing.

                  13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                                                         Annex G
                                                                          Page 6

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
                                                                         Annex G
                                                                          Page 7

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

                                                    Assignor:

                                                    [NAME]

                                                    By: ________________________
                                                        Name:
                                                        Title:

                                                    Collateral Agent:

                                                    DEUTSCHE BANK TRUST COMPANY
                                                    AMERICAS

                                                    By: ________________________
                                                        Name:
                                                        Title:

                                                    Deposit Account Bank:

                                                    [NAME]

                                                    By: ________________________
                                                        Name:
                                                        Title:

                                                                         ANNEX H
                                                                              to
                                                              SECURITY AGREEMENT

                      DESCRIPTION OF COMMERCIAL TORT CLAIMS

                                      None

                                                                         ANNEX I
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF MARKS AND APPLICATIONS;
                       INTERNET DOMAIN NAME REGISTRATIONS

                                      None.

                                                                         ANNEX J
                                                                              to
                                                              SECURITY AGREEMENT

                               SCHEDULE OF PATENTS

                                      None

                                                                         ANNEX K
                                                                              to
                                                              SECURITY AGREEMENT

                             SCHEDULE OF COPYRIGHTS

                                      None

                                                                         ANNEX L
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York 10005 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

                  THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement between the Grantor and the Grantee, dated as of February 4, 2004 (as amended, modified or supplemented from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

                  This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this

                                                                         Annex L
                                                                          Page 2

Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         Annex L
                                                                          Page 3

                  IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                              [NAME OF GRANTOR], Grantor

                                              By ___________________________
                                                 Name:
                                                 Title:

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS,
                                                 as Collateral Agent and Grantee

                                              By ___________________________
                                                 Name:
                                                 Title:

STATE OF ______________ )
                        ) ss.:
COUNTY OF _____________ )

                  On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the [Board of Directors] of said ____________.

                                                         _______________________
                                                              Notary Public

STATE OF ______________ )
                        ) ss.:
COUNTY OF _____________ )

                  On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                         _______________________
                                                              Notary Public

                                                                      SCHEDULE A

MARK            REG. NO.              REG. DATE
----            -------               ---------

                                                                         ANNEX M
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices 60 Wall Street, New York, New York 10005 (the "Grantee"), a security interest in (i) all of the Grantor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

                  THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement between the Grantor and the Grantee, dated as of February 4, 2004 (as amended, modified or supplemented from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

                                                                         Annex M
                                                                          Page 2

                  This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         Annex M
                                                                          Page 3

                  IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                              [NAME OF GRANTOR], Grantor

                                              By ___________________________
                                                 Name:
                                                 Title:

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS,
                                                 as Collateral Agent and Grantee

                                              By ___________________________
                                                 Name:
                                                 Title:

STATE OF ______________ )
                        ) ss.:
COUNTY OF _____________ )

                  On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the Board of Directors of said ____________.

                                                         _______________________
                                                              Notary Public

STATE OF ______________ )
                        ) ss.:
COUNTY OF _____________ )

                  On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                         _______________________
                                                              Notary Public

                                                                      SCHEDULE A

PATENT                  PATENT NO.              ISSUE DATE
------                  ----------              ----------

                                                                         ANNEX N
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS

                  WHEREAS, [Name of Grantor], a _______________ _____________
(the "Grantor"), having its chief executive office at ____________________, _________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

                  WHEREAS, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, having its principal offices at 60 Wall Street, New York, New York 10005 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

                  WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of February 4, 2004, made by the Grantor and the Grantee (as amended, modified or supplemented from time to time, the "Security Agreement"), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

                  This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         Annex N
                                                                          Page 2

                  EXECUTED AT __________________, ________________ the ____ day
of ____________, ____.

                                              [NAME OF GRANTOR], Grantor

                                              By ___________________________
                                                 Name:
                                                 Title:

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS,
                                                 as Collateral Agent and Grantee

                                              By ___________________________
                                                 Name:
                                                 Title:

STATE OF ______________ )
                        ) ss.:
COUNTY OF _____________ )

                  On this __ day of _________, ____, before me personally came ___________ ______________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                         _______________________
                                                              Notary Public

STATE OF ______________ )
                        ) ss.:
COUNTY OF _____________ )

                  On this ____ day of _________, ____, before me personally came ________ __________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said __________ and that [s]he did so by authority of the Board of Directors of said __________.


                                                         _______________________
                                                              Notary Public

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
ARTICLE I SECURITY INTERESTS ...........................................................................      2

         1.1 Grant of Security Interests ...............................................................      2
         1.2 Power of Attorney .........................................................................      3

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS............................................      3

         2.1 Necessary Filings .........................................................................      4
         2.2 No Liens ..................................................................................      4
         2.3 Other Financing Statements ................................................................      4
         2.4 Chief Executive Office, Record Locations ..................................................      4
         2.5 Location of Inventory and Equipment .......................................................      4
         2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a
                Transmitting Utility); Jurisdiction of Organization; Location; Organizational
                Identification Numbers; Changes Thereto; etc. ..........................................      4
         2.7 Trade Names; etc. .........................................................................      5
         2.8 Certain Significant Transactions ..........................................................      5
         2.9 Non-UCC Property ..........................................................................      6
         2.10 As-Extracted Collateral; Timber-to-be-Cut ................................................      6
         2.11 Collateral in the Possession of a Bailee .................................................      6

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER
         AND CERTAIN OTHER COLLATERAL ..................................................................      6

         3.1 Additional Representations and Warranties .................................................      6
         3.2 Maintenance of Records ....................................................................      7
         3.3 Direction to Account Debtors; Contracting Parties; etc. ...................................      7
         3.4 Modification of Terms; etc. ...............................................................      7
         3.5 Collection ................................................................................      8
         3.6 Instruments ...............................................................................      8
         3.7 Assignor Remains Liable Under Accounts ....................................................      8
         3.8 Assignor Remains Liable Under Contracts ...................................................      8
         3.9 Deposit Accounts; etc. ....................................................................      9
         3.10 Letter-of-Credit Rights ..................................................................     10
         3.11 Commercial Tort Claims ...................................................................     10
         3.12 Chattel Paper ............................................................................     10
         3.13 Further Actions ..........................................................................     10

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES ...................................     11

         4.1 Additional Representations and Warranties .................................................     11
         4.2 Licenses and Assignments ..................................................................     11

                                      (i)

         4.3 Infringements .............................................................................     11
         4.4 Preservation of Marks and Domain Names ....................................................     11
         4.5 Maintenance of Registration ...............................................................     12
         4.6 Future Registered Marks and Domain Names ..................................................     12
         4.7 Remedies ..................................................................................     12

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS ..........................     12

         5.1 Additional Representations and Warranties .................................................     13
         5.2 Licenses and Assignments ..................................................................     13
         5.3 Infringements .............................................................................     13
         5.4 Maintenance of Patents or Copyrights ......................................................     13
         5.5 Prosecution of Patent or Copyright Applications ...........................................     13
         5.6 Other Patents and Copyrights ..............................................................     14
         5.7 Remedies ..................................................................................     14

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL ........................................................     14

         6.1 Protection of Collateral Agent's Security .................................................     14
         6.2 Warehouse Receipts Non-Negotiable .........................................................     14
         6.3 Additional Information ....................................................................     15
         6.4 Further Actions ...........................................................................     15
         6.5 Financing Statements ......................................................................     15

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT ............................................     15

         7.1 Remedies; Obtaining the Collateral Upon Default ...........................................     15
         7.2 Remedies; Disposition of the Collateral ...................................................     17
         7.3 Waiver of Claims ..........................................................................     18
         7.4 Application of Proceeds ...................................................................     18
         7.5 Remedies Cumulative .......................................................................     21
         7.6 Discontinuance of Proceedings .............................................................     21

ARTICLE VIII INDEMNITY .................................................................................     22

         8.1 Indemnity .................................................................................     22
         8.2 Indemnity Obligations Secured by Collateral; Survival .....................................     23

ARTICLE IX DEFINITIONS .................................................................................     23


ARTICLE X MISCELLANEOUS ................................................................................     29

         10.1 Notices ..................................................................................     29
         10.2 Waiver; Amendment ........................................................................     30
         10.3 Obligations Absolute .....................................................................     30
         10.4 Successors and Assigns ...................................................................     31
         10.5 Headings Descriptive .....................................................................     31
         10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL ...................     31

                                      (ii)

         10.7 Assignor's Duties ........................................................................     32
         10.8 Termination; Release .....................................................................     32
         10.9 Counterparts .............................................................................     33
         10.10 Severability ............................................................................     33
         10.11 The Collateral Agent and the other Secured Creditors ....................................     33

SCHEDULE OF DEPOSIT ACCOUNTS FOR WHICH COMPANY WILL OBTAIN ACCOUNT CONTROL AGREEMENTS ..................      1

ANNEX A           Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B           Schedule of Inventory and Equipment Locations
ANNEX C           Schedule of Legal Names, Type of Organization (and Whether a Registered Organization
                  and/or a Transmitting Utility), Jurisdiction of Organization, Location and
                  Organizational Identification Numbers
ANNEX D           Schedule of Trade and Fictitious Names
ANNEX E           Description of Certain Significant Transactions Occurring Within One Year Prior to the
                  Date of the Security Agreement
ANNEX F-1         Schedule of Deposit Accounts
ANNEX F-2         Schedule of Deposit Accounts for Which Company Will Obtain Account Control Agreements
ANNEX G           Form of Control Agreement Regarding Deposit Accounts
ANNEX H           Schedule of Commercial Tort Claims
ANNEX I           Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX J           Schedule of Patents
ANNEX K           Schedule of Copyrights
ANNEX L           Grant of Security Interest in United States Trademarks
ANNEX M           Grant of Security Interest in United States Patents
ANNEX N           Grant of Security Interest in United States Copyrights

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                                     (iii)